TRUST UNIT RIGHTS INCENTIVE PLAN
                            (AS AT DECEMBER 15, 2004)

This document sets out the terms and conditions of the Unit Rights Incentive Plan (the "PLAN") of the Harvest Energy Trust ("THE TRUST") adopted and approved by the board of directors (the "BOARD") of Harvest Operations Corp. (the "CORPORATION") effective as of November 4, 2002.

1. The purpose of the Plan is to provide certain directors, officers, consultants, employees and other ongoing service providers, as applicable (all of which are hereinafter called "SERVICE PROVIDERS"), of the Trust and any of its subsidiaries, including the Corporation, with an opportunity to acquire rights ("RIGHTS") to acquire units ("UNITS") of the Trust as designated from time to time by the Board of the Corporation. The purpose of the Plan is to provide an effective long term incentive to Service Providers and to reward them on the basis of long term performance and distributions. This will provide an increased incentive for these Service Providers to contribute to the future success and prosperity of the Trust, thus enhancing the value of the Units for the benefit of all the unitholders of Trust.

2. The Plan shall come into effect on December 5, 2002, subject to the approval thereof by the Toronto Stock Exchange (the "TSX").

3. Under the Plan, 1,487,250 Units of the Trust will be set aside and reserved for the granting of Rights, subject to the approval of the TSX. Unless otherwise approved by the TSX and the unitholders of the Trust, the number of Units reserved for issuance upon the exercise of Rights shall not at any time exceed 10% of the aggregate number of issued and outstanding Units of the Trust (collectively, the "TOTAL UNITS").

4. Rights shall be granted by the Board from time to time, at its sole discretion, to Service Providers, provided that the aggregate number of Rights granted to any single holder of Rights shall not exceed 5% of the Total Units. No Service Provider shall have any rights to be granted Rights hereunder, except as may be specifically granted by the Board.

5. Rights granted under the Plan may not be assigned or transferred by a holder thereof.

6. The Plan is subject to the approval of the TSX and no Rights which may be granted prior to the receipt of such approval may be exercised until such approval has been received.

7. Subject to the restrictions on exercise set out in paragraph 6 above and paragraphs 11, 12 and 15 below, Rights granted under the Plan may be exercised during a period (the "EXERCISE PERIOD") not exceeding five (5) years from the date upon which the Rights were granted (the "GRANT DATE"), pursuant to vesting schedules determined by the Board in its sole discretion. At the expiration of the Exercise Period any Rights which have not been exercised shall expire and become null and void.

8. The grant price ("GRANT PRICE") per Right granted hereunder shall be equal to the per Trust Unit closing price on the trading date immediately preceding the Grant Date, unless otherwise permitted.

9. The exercise price ("EXERCISE PRICE") per Right granted hereunder shall be determined monthly by deducting from the Grant Price (or, after the first month, from the most recently calculated Exercise Price) in respect of each distribution made by the Trust during that month that occurs after the Grant Date, either:

     (a) the lesser of

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                                       2

               (i) the amount of the distribution, on a per Unit basis, made by the Trust; and

               (ii) the reduction, if any, in the fair market value of the Unit, which shall be measured for each distribution as the difference between the closing price of the Unit on the last Business Day prior to the ex-distribution date of the distribution and the closing price of the Unit on the ex-distribution date; or

         (b)  the amount of the distribution, if the Holder so elects;

         but only where the Trust's net operating cash flow for that month exceeds 0.833% of the Trust's recorded cost of capital assets less all debt, working capital deficiency (surplus) or debt equivalent instruments, depletion, depreciation and amortization charges, asset retirement obligations, and any future income tax liability associated with such capital assets at the end of that month. In no event will the Exercise Price be less than $0.01 per Trust Unit.

10. The Plan shall be administered by the Board. The Plan may be amended, modified or terminated by the Board with the approval of the TSX. The Board may establish a minimum Exercise Price and vary the vesting and expiry periods under the Plan provided that the duration of the Rights shall not exceed five years.

11. Upon any holder of Rights ceasing to be a Service Provider for any reason whatsoever, other than the death or disability of such holder of Rights, during the Exercise Period, all Rights which have not vested at such date shall terminate and become null and void, and such holder of Rights shall have until the earlier of:

         (a) thirty (30) days from the date such holder of Rights ceased to be a Service Provider; or

         (b) the end of the Exercise Period,

         to exercise the portions of any outstanding Rights which have vested in such holder of Right pursuant to paragraph 7 above, and at the expiration of such thirty day period, any vested Rights which have not been so exercised shall terminate and become null and void; provided that upon the termination of any employee for cause, the Board may, in its sole discretion, determine that all vested Rights which have not been exercised shall immediately terminate and become null and void.

12. Upon the death of any individual holder of Rights during the Exercise Period, all Rights which have not vested at such date shall terminate and become null and void, and the executor, administrator or personal representative of such holder of Rights shall have until the earlier of:

         (a) six (6) months from the date of the death of such holder of Rights; or

         (b) the end of the Exercise Period,

         to exercise those outstanding Rights which had vested in such holder of Rights pursuant to paragraph 7 above as at the date of death, and at the expiration of such six month period, any vested Rights which have not been exercised shall terminate and become null and void.

13.      Subject to the provisions of the Plan:

(a) Rights may be exercised (the "Exercised Rights") from time to time, at any time (the "Exercise Date"), by a Holder's delivery to the Trust at its head office in Calgary, Alberta or such other place as may be specified by the Trust of a written exercise attached as Schedule A hereto specifying the number of Rights being exercised and accompanied by payment in full of the Exercise Price for the number of Rights for which such exercise is made, or

(b) Rights may be exchanged for an equivalent value of cash on the Exercise Date by a Holder's delivery to the Trust at its head office in Calgary, Alberta or such other place as may be specified by the Trust of a written exercise attached as Schedule A hereto specifying the number of Rights being exercised, or

(c) Rights may be exchanged (the "Exchanged Rights") for a right (the "Substituted Right") to acquire Trust Units in accordance with clause 14 below, from time to time, at any time (the "Exchange Date"), by a Holder's delivery to the Trust at its head office in Calgary, Alberta or such other place as may be specified by the Trust of a written election attached as Schedule A hereto specifying the number of Options being exchanged. The Rights exchanged under this clause 13(c), shall terminate upon such exchange and the Holder shall cease to have further rights in such Rights, or

(d) if a particular Holder elects under clause 13(a) hereof, the Trust may, in its sole discretion, require the Holder to exchange his Rights for Substituted Rights.

         In each case, the calculation of the Exercise Price shall be ratified and confirmed by the Director of Taxation of the Corporation. (In the event of the exercise of Rights by the Director of Taxation of the Corporation, the calculation of the Exercise Price shall be ratified and confirmed by the Vice President, Finance).

         Upon receipt of such notice made in accordance with the terms and conditions of the Plan, the Trust shall cause to be issued, and deliver to such holder of Rights, a certificate representing the Units for which such Rights or Substituted Rights have been exercised, unless the holder of Rights has elected under clause 13(b) hereof to settle the Rights, in whole or in part, by way of a cash payment, in which case the Trust shall cause to be paid, and shall deliver to such holder of Rights, a cheque in the amount equal to the difference between the Exercise Price and the closing price of the Trust Units on the date of exercise multiplied by the number of Rights which are to be settled in cash or Trust Units, less all applicable withholdings.



14. A Holder electing under clause 13(c) or required to elect under clause 13(d) will receive a Substituted Right which will entitle him to acquire on exercise the following number of Trust Units in settlement of the Substituted Right:

Number of Trust Units    =   Number of Trust Units         x      Current Price - Exercise Price)
                                                             -----------------------------------------
                             under the Exchanged Rights                  Current Price

         For the purpose of this clause, "Current Price" means, the closing price on the date of exercise or exchange of the Rights.

         Following the settlement of the Substituted Right, the Trust shall cause a certificate representing such Trust Units to be issued in the name of the Holder (or as the Holder may direct) to be sent by pre-paid mail or delivered to the Holder.


15. In the event, during any Exercise Period of any Rights granted hereunder, of any consolidation, subdivision, re-division or change of the Units of the Trust into a greater or lesser number of Units, then such outstanding Rights shall be deemed to be amended to be for such greater or

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                                       4

         lesser number of Units as would have resulted if the Units represented by such Rights had been issued and outstanding at the date of such consolidation, subdivision, re-division or change, and the Exercise Price shall be deemed to be adjusted on a pro rata basis.

16. The vesting provisions set out in paragraph 7 above shall be accelerated and all unexercised Rights may be exercised upon the effective date of a change of control of the Trust or the Corporation. For the purposes hereof, a "change of control" shall be deemed to occur upon the effective date of the earlier of any of the following events, provided that such event results in an actual change of control of the Trust or the Corporation:

(a) a successful "take-over bid" as defined in the SECURITIES ACT, R.S.A. 2000, c. S-4, as amended, or any successor legislation thereto, pursuant to which the "offeror" would as a result of such take-over bid, if successful, beneficially own in excess of 50% of the outstanding Total Units of the Trust or common shares of the Corporation;

(b) the issuance to or acquisition by any person, or group of persons acting in concert, of Units of the Trust which in the aggregate total 50% or more of the then issued and outstanding Total Units of the Trust;

(c) a change in the ownership of the Corporation the effect of which is that a sufficient number of voting shares of the Corporation taken on a fully diluted basis, necessary to elect a majority of directors to the Board of the Corporation are not beneficially held or under the direction or control of the Trust; and

(d) a sale of assets representing at least 75% of the Corporation's total assets; and

(e)      the termination of the Trust or a going private transaction.

17. The granting of Rights hereunder to any holder of Rights shall not obligate such holder of Rights to exercise such Rights or any portion thereof.

                                         HARVEST ENERGY TRUST


                                         Per:
                                         --------------------------------------


                                         Per:
                                         --------------------------------------

                                  SCHEDULE "A"

                        NOTICE OF EXERCISE OF UNIT RIGHTS

To:      Harvest Energy Trust (the "Trust")

The undersigned holder of Rights hereby gives notice of intention to exercise those Rights on terms as defined by the following and the attached instructions:


------------------------------------------------------- ------------------ -- ------------- -- -----------------------
                                                                                Payroll         Director of Taxation
RIGHTS VALUATION                                                                Approval       or designate Approval
                                                                               (initial)            (signatures)
------------------------------------------------------- ------------------ -- ------------- -- -----------------------
        Grant Date(1)
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
A       Grant Price(2)                                  $
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
B       Exercise Price Reduction: MARKET     FULL       $
        (3)
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
C       Exercise Price (A - B)                          $
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
        Exercise Date
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
D       Closing Price(4)                                $
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
E       Rights Exercised
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------ ----------------------------------------------- ------------------ -- ------------- -- -----------------------
F       Exercise Cost (C x E)                           $
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
G        Net Settlement Value ((D - C) x E))             $
------- ----------------------------------------------- ------------------ -- ------------- -- -----------------------
------------------------------------------------------- --------------------------------------------------------------
(1)  Grant Date as defined in Plan, Clause 7            (3)  As per the Plan, Clause 9 (calculated by Harvest).
                                                        "Market" reduction (9(a)) qualifies holder for 50% tax
                                                        deduction.  Full reduction (9(b)) disqualifies holder for
                                                        50% tax deduction.
------------------------------------------------------- --------------------------------------------------------------
------------------------------------------------------- --------------------------------------------------------------
(2)  Grant Price as defined in Plan, Clause 8           (4)  Closing Price on the TSX on the day of the Exercise Date
------------------------------------------------------- --------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
HOLDER PREFERENCE
In accordance with the Plan, I am indicating my preference (by indicating the amount in the box below) to acquire units at the Exercise Cost or receive cash or Substituted Rights (which are exchanged for units valued in the amount of the Net Settlement Value).
----------------------------------------------------------------------------------------------------------------------
                                                                         FOR COMPANY USE ONLY
----------------------------------------------------------- -------- --- ---------------------------------------------

Trust Units Purchased in Exchange for Exercise Cost(5)                   For __________________________ Units
----------------------------------------------------------- -------- --- ---------------------------------------------
----------------------------------------------------------- -------- --- ---------------------------------------------

Net Settlement Value to be received in Cash                              For $_________________________
----------------------------------------------------------- -------- --- ---------------------------------------------
----------------------------------------------------------- -------- --- ---------------------------------------------

Net Settlement Value to be received in Units (I Elect to                 For __________________________ Units
receive an equivalent number of  Substituted Rights and
exercise them for Trust Units)(5)
----------------------------------------------------------- -------- --- ---------------------------------------------
----------------------------------------------------------- -------- --- ---------------------------------------------
(5) For tax deferral, complete attached election by Jan 15 of year following exercise
----------------------------------------------------------- -------- --- ---------------------------------------------


------------------------------------------ ---------------------------------------------------------------------------
HOLDER INFORMATION
------------------------------------------ ---------------------------------------------------------------------------
Date:
------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------
Signature of Holder of Rights:
------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------
Name (please print):
------------------------------------------ ---------------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------------
Address to which unit certificate
or cheque is to be sent:
------------------------------------------ ---------------------------------------------------------------------------

INSTRUCTIONS TO NOTICE OF EXERCISE OF UNIT RIGHTS

   1. Holders of Rights may exercise such Rights by completing and executing the Notice of Exercise of Unit Rights (the "Notice") and submitting such Notice to the Benefits and Payroll Coordinator for validation.

   2. The Notice must be received by the Benefits and Payroll Coordinator or his/her designate no later than 12:00 pm MST on the day of the Exercise Date. Any Notice received by Payroll after 12:00 pm MST will be effective for the following business day.

   3. If a holder of Rights is requesting Trust Units in exchange for the Exercise Cost, such Notice must include a cheque in the amount of the Exercise Cost. The Trust reserves the right to demand such payment be made by certified cheque. If a submitted cheque does not clear due to insufficient funds, the Trust has the option to cancel the transaction or retain the units and deduct the exercise price from the holder's cheque until fully repaid, or sell the units to pay the exercise price, at the holder's risk.

   4. When submitting a Notice, the Holder should complete all sections of the Notice, including RIGHTS VALUATION, HOLDER PREFERENCE and HOLDER INFORMATION.

   5.   To complete RIGHTS VALUATION, the Holder may use the following sources:

          a. Grant Date - from the Unit Incentive Rights Grant letter (the "UAR Grant Letter") provided to the Holder when UARs were issued;

          b. Grant Price - from the UAR Grant Letter; c. Rights Exercised - to be determined by the Holder, to a maximum eligible under the vesting defined in the UAR Grant Letter;

          d. Closing Price - Closing price for Harvest Units can be obtained from most news papers. Note, for a Notice to be effective on a given business day, (priced the previous day) Notice must be received by Payroll by 12:00 pm MST;

          e. Exercise Price Reductions - can be obtained from a schedule prepared by Harvest - and administered by the Benefits and Payroll Coordinator;

          f. A Holder has the choice of using either the Exercise Price or the Grant Price less distributions since the Grant Date. See tax memo for details

   6. A Holder should notify the Trust of which settlement alternate he/she prefers, being either: i. Trust Units Exercised in Exchange for Exercise Cost, wherein the Holder essentially purchases Units, the quantity being equal to the Rights Exercised, for a cost equal to the Exercise Cost;
        ii. Net Settlement Value in Cash, wherein the Holder does not want to hold Units and prefers to receive the net settlement value in cash immediately; iii. Net Settlement Value in Equivalent Units, wherein the Holder wishes to hold Units but does not wish to pay the Exercise Cost. In this case, the Trust will provide to the Holder, the number of Units to compensate the Holder for the Net Settlement Value, based on the Closing Price. Fractional Units will be compensated with Cash. Those who select option i. or iii. may elect to defer taxation of their benefit until they sell the units by filling out the attached election form. See tax memo for details.

   7. Holders who choose option i. may be required by the Trust to accept option iii. instead.

        SAMPLE ELECTION TO DEFER TAXATION OF BENEFITS ARISING FROM EXERCISE OF UAR'S



        Date

        Harvest Energy Trust
        1900, 330 - 5th Avenue SW
        Calgary, AB T2P 0L4

        Attention:  Payroll and Benefits Coordinator

        I hereby elect under subsection 7(8) of the Income Tax Act to defer the taxation of benefits arising from the exercise of ____ unit appreciation rights granted to me under Harvest's Trust Unit Rights Incentive Plan and exercised during the ____ calendar year.

        I understand that the calculation of the number of units available for deferral may be reviewed by the company and adjusted as necessary to ensure compliance with the limits set out in subsection 7(10) of the Income Tax Act.

        Sincerely,